UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2023

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56272	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 8.01 Other Events.

Payment of Distributions

On August 4, 2023, the board of directors (the “Board”) of Procaccianti Hotel REIT, Inc. (the “Company”) (i) authorized the payment of distributions out of legally available funds with respect to each share of Class K common stock (“K Share”), Class K-I common stock (“K-I Share”) and Class K-T common stock (“K-T Share”) outstanding as of June 30, 2023 (the “Common Stock Distributions”) to the holders of record of K Shares, K-I Shares and K-T Shares and (ii) on behalf of the Company as the general partner of Procaccianti Hotel REIT, L.P., the Company’s operating partnership (the “Operating Partnership”), authorized distributions out of legally available funds with respect to each unit of Class K limited partnership interest in the Operating Partnership (the “Class K OP Units”) held by the unaffiliated sellers of the Hilton Garden Inn Providence (the “Class K OP Unit Distributions”).

Common Stock Distributions

With respect to the K Shares, K-I Shares and K-T Shares outstanding as of and during the quarter ended June 30, 2023, the cumulative amount of distributions that had accrued on a daily basis with respect to each K Share, K-I Share and K-T Share outstanding since March 31, 2023, was $683,401, $236,145, and $2,401, respectively (the “Q2 K Share Accrual,” the “Q2 K-I Share Accrual” and the “Q2 K-T Share Accrual,” respectively), or $0.001917808 per K Share per day, $0.001917808 per K-I Share per day, and $0.001917808 per K-T Share per day, which reflects an accrual rate of seven percent per annum for each share class under the Company’s charter. The Board authorized the payment of distributions in an aggregate amount equal to the Q2 K Share Accrual, Q2 K-I Share Accrual and Q2 K-T Share Accrual.

Class K OP Unit Distributions

With respect to the Class K OP Units held by the unaffiliated sellers of the Hilton Garden Inn Providence that were outstanding as of and during the quarter ended June 30, 2023, the cumulative amount of distributions that had accrued on a daily basis with respect to each Class K OP Unit since March 31, 2023 through June 30, 2023, was $22,360 (the “Class K OP Unit Accrual”), or $0.001917808 per Class K OP Unit per day, which reflects an accrual rate of seven percent per annum. The Board authorized the payment of distributions in an aggregate amount equal to the Class K OP Unit Accrual.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: August 9, 2023	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer